UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Park Hotels & Resorts Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts!

PARK HOTELS & RESORTS INC.

2022 Annual Meeting Vote by April 26, 2022 11:59 PM ET
PARK HOTELS & RESORTS INC. 1775 TYSONS BLVD., 7TH FLOOR TYSONS, VA 22102

D70523-P67799

You invested in PARK HOTELS & RESORTS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 27, 2022.

Get informed before you vote

We encourage you to access and review all of the important information contained in the proxy materials before voting.

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

   Vote at www.ProxyVote.com

   THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1A	Thomas J. Baltimore, Jr.	For

1B	Patricia M. Bedient	For

1C	Thomas D. Eckert	For

1D	Geoffrey M. Garrett	For

1E	Christie B. Kelly	For

1F	Sen. Joseph I. Lieberman	For

1G	Thomas A. Natelli	For

1H	Timothy J. Naughton	For

1I	Stephen I. Sadove	For

2.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.	For

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

4.	To consider a stockholder proposal regarding equity retention by our named executive officers.	Against
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D70524-P67799